SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 25, 2002





                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


    Minnesota                           000-19370           41-150391
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)


                150 Motor Parkway, Hauppauge, New York 11788-5145

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 232-7000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.


On July 25, 2002, Curative Health Services, Inc. ("Curative" or the "Company") issued a press release announcing its earnings for the second quarter ended June 30, 2002. Curative also announced the appointment of Joseph Feshbach as Chief Executive Officer of the Company. Mr. Feshbach had been acting as Interim CEO since the departure of the former CEO in the first quarter of 2002. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference under this Item 5.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Financial Statements of Business Acquired

           Not required.

      (b)  Pro Forma Financial Information

           Not required.

      (c)  Exhibits

           Exhibit      Description of Exhibit

           99.1         Press Release dated July 25, 2002

                                  EXHIBIT INDEX

  Exhibit         Description of Exhibit


   99.1 Press Release dated July 25, 2002, relating to Curative's results for the second quarter ended June 30, 2002, and the appointment of the new Chief Executive Officer (subject to Item 5).

Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                CURATIVE HEALTH SERVICES, INC.


Date:  July 29, 2002                        By: /s/____________________
                                                Thomas Axmacher
                                                Chief Financial Officer